AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 7, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding a portfolio manager change to the Multimanager Core Bond Portfolio (the “Portfolio”).

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Effective immediately, Matthew Marra of BlackRock Financial Management, Inc. (“BlackRock”) no longer serves as a portfolio manager to the Portfolio. Therefore, the information regarding Mr. Marra in the section entitled “Who Manages the Portfolio – Sub-adviser: BlackRock Financial Management, Inc. – Portfolio Managers” of the Prospectus is hereby deleted in its entirety. Brian Weinstein and Bob Miller remain responsible for the day-to-day management of the BlackRock allocated portion of the Portfolio.

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The information regarding Mr. Marra contained in the section entitled “Appendix B – Portfolio Manager Information – Multimanager Core Bond Portfolio” of the SAI is hereby be deleted in its entirety.